Inarigivir ACHIEVE Trial Results and HBV Clinical Program Update August 2, 2018 Exhibit 99.1

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among other things, statements, other than historical facts, regarding: the progress, scope, duration or results of clinical trials and preclinical studies of inarigivir soproxil (“inarigivir”), SB 11285 or any of our other product candidates or programs, such as the size, design, population, conduct, cost, objective or endpoints of any clinical trial, or the timing for initiation or completion of or availability of results from any clinical trial (including our Phase 2 clinical trial of inarigivir in patients with chronic Hepatitis B virus); the potential benefits that may be derived from any of our product candidates; our future operations, financial position, revenues, costs, expenses, uses of cash, capital requirements or our need for additional financing; or our strategies, goals, milestones, prospects, beliefs, intentions, plans, expectations, forecasts or objectives. Words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions sometimes identify forward-looking statements. Any forward-looking statement involves known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by such forward-looking statement, and, therefore, you are cautioned not to place undue reliance on any forward-looking statement. These factors include, but are not limited to: whether our cash resources will be sufficient to fund our continuing operations for the period anticipated; the components, timing, costs and results of our clinical trials, preclinical studies and other development activities involving our product candidates; whether certain top-line results from our clinical trials materially change as more information becomes available; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials; whether inarigivir, SB 11285 and any of our other product candidates will advance through the clinical trial process on a timely basis and receive approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; and whether, if inarigivir, SB 11285 or any of our other product candidates obtain regulatory approval, it will be successfully distributed and marketed. These and other risks and uncertainties that we face are described in our most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 20, 2018, and in other filings that we make with the SEC from time to time.  All forward-looking statements speak only as of August 2, 2018 and should not be relied upon as representing our views as of any other date. We specifically disclaim any obligation to update any forward-looking statement, except as required by applicable law. All trademarks, service marks, trade names, logos and brand names identified in this presentation are the properties of their respective owners. This presentation also contains estimates and other statistical data generated by independent parties and by us relating to market size and statistics. These estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. FORWARD LOOKING STATEMENT SPRING BANK PHARMACEUTICALS, INC. © 2018

1 • SPRING BANK PHARMACEUTICALS INC. © 2018 Dose dependent responses in Cohort 3 in the ongoing ACHIEVE Trial Best HBsAg responder rate (28%) for oral therapies in HBV development space Gilead has expanded the inarigivir + Vemlidy® collaboration with Spring Bank Expanding and accelerating the clinical program to address multiple HBV patient populations Cohort 4 (200mg) has completed the majority of its enrollment and is anticipated will complete monotherapy dosing by end of 2018 Inarigivir ACHIEVE Trial Results and HBV Clinical Program Update

INARIGIVIR: A NOVEL, ORAL SELECTIVE IMMUNOMODULATOR WITH A DUAL MECHANISM OF ACTION

INARIGIVIR is a RIG–I AGONIST which is designed to:

- **Restore hepatic selective innate and adaptive immune response** stimulating the production of type I and III IFNs
- Inhibit the HBV replication complex via a direct acting anti-viral effect
- Result in significant anti-HBV activity with reduction in HBV DNA, HBV RNA, HBsAg and cccDNA



INARIGIVIR
OATP1
RIG-I
RIG-I ACTIVATION AND BINDING TO HBV PGRNA
DAA EFFECT TARGETING REPLICATION COMPLEX
RIG-I
HBV polymerase
5'
ε
3'
HBV pgRNA
5'
ε
3'
HBV pgRNA
TYPE III IFNs
Reverse transcription
Viral replication
Dual antiviral effect against HBV
Hepatocyte

HBV, hepatitis B virus; IFN, interferon; pgRNA, pregenomic RNA; RIG-I, retinoic acid-inducible gene-I.

Sato et al. *Immunity*. 2015;42:123-132.

2 • SPRING BANK PHARMACEUTICALS INC. © 2018

INARIGIVIR – MOA STUDIES INDICATE KEY ROLE FOR SELECTIVE HEPATIC IMMUNO-MODULATION

PRE-CLINICAL DATA

- Inarigivir binds to CARDs and regulatory domain of RIG-I with activation of IRF-3 and hepato-selective innate immune response
- Inarigivir up-regulates intra-hepatic RIG-I, activates intra-hepatic ISGs and suppresses HBsAg, HBV DNA, HBV RNA and cccDNA in the woodchuck model

CLINICAL

- Inarigivir potent antiviral against HCV with response proportional to ISG activation and IL-28b status
- Preliminary data shows inarigivir responses in HBV associated with peripheral IP-10 reduction and activation of ISGs in PBMCs
- Inarigivir activates a B-cell neutralizing HBsAb response in responder patients

3 • SPRING BANK PHARMACEUTICALS, INC. © 2018

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CLINICAL STUDIES OF **INARIGIVIR IN HBV**

ACHIEVE PHASE 2 (PART A) MONOTHERAPY DOSE ESCALATION STUDY

Clinical trial collaboration with Gilead to evaluate inarigivir with nucleotide analog Viread® 300 mg



12 weeks (inarigivir monotherapy QD)
Up to 80 non-cirrhotic HBV subjects, randomized 4:1 between inarigivir and placebo (Adaptive trial design)
Inarigivir - 25 mg
Inarigivir - 50 mg
Inarigivir - 100 mg
Inarigivir - 200 mg
Placebo
Cohort 1
Cohort 2
Cohort 3
Cohort 4
12 weeks
Viread® 300 mg
All patients switch to Gilead's Viread® 300 mg monotherapy

PRIMARY ENDPOINT: Safety and antiviral activity at 12 weeks

SECONDARY ENDPOINT: PK, change in serum HBV DNA, HBsAg, HBV RNA and HBeAg from baseline to weeks 6, 12, 14, 16, and 24

Full results for all patients treated with inarigivir monotherapy anticipated in 2H 2018

DNA, deoxyribonucleic acid; HBeAg, hepatitis B e antigen; RNA, ribonucleic acid; HBsAg, hepatitis B surface antigen; HBV, hepatitis B virus; QD, once daily.

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  Placebo 25 mg HBeAg +ve 25 mg HBeAg -ve 50 mg HBeAg +ve 50 mg HBeAg -ve 100 mg HBeAg +ve 100 mg HBeAg -ve Number 11 9 7 11 5 13 4 Mean Age 40 37 43 36 47 34 46 Gender M:F 7:4 5:5 3:3 9:2 5:0 7:6 3:1 Mean Baseline ALT 69 82 75 75 65 75 90 Mean Baseline HBV DNA log10 6.20 7.86 5.69 7.79 4.55 8.20 5.95 Genotype A 1 1 B 6 4 3 3 3 4 3 C 4 5 1 7 1 8 1 D 2 1 1 In cohort 2 (50 mg), two patients (1 HbeAg +ve and 1 HBeAg –ve) withdrew at day 1 and day 14 from patient choice 5 • SPRING BANK PHARMACEUTICALS, INC. © 2018 ACHIEVE STUDY BASELINE DEMOGRAPHICS Representative demographics of the global “real world” HBV patient population Cohort 1 Cohort 2 Cohort 3

6 • SPRING BANK PHARMACEUTICALS, INC. © 2018 HBV DNA 1 0 -1 -2 Placebo 25 mg 50 mg 100 mg Placebo 25 mg 50 mg 100 mg HBV RNA 0.5 0.0 -1.0 -1.5 -0.5 -2.0 Inarigivir 100 mg vs PL *p<0.05 * # Inarigivir vs PL *p<0.03 #p<0.02 Inarigivir Inarigivir Log10 Decline HBV DNA Log10 Decline HBV RNA Inarigivir Dose Inarigivir Dose INARIGIVIR DEMONSTRATES A CONTINUING POSITIVE DOSE RESPONSE IN HBeAg +VE PATIENTS AT WEEK 12

7 • SPRING BANK PHARMACEUTICALS, INC. © 2018 INARIGIVIR DEMONSTRATES A CONTINUING POSITIVE DOSE RESPONSE IN HBeAg -VE PATIENTS AT WEEK 12 HBV DNA HBV RNA Placebo 25 mg 50 mg and 100 mg 4 2 -2 -4 0 -6 2 1 -1 -2 0 -3 Placebo 25 mg 50 mg 100 mg All groups p<0.01 All groups p<0.01 5 patients undetectable HBV RNA at baseline Inarigivir Dose Inarigivir Dose Log10 Decline HBV DNA Log10 Decline HBV RNA

Patients: HBsAg <4 log: 16 HBeAg –ve, 10 HBeAg +ve 8 • SPRING BANK PHARMACEUTICALS, INC. © 2018 IN ALL COHORTS: BASELINE HBsAg PREDICTS RESPONSE OF BOTH DNA AND RNA TO INARIGIVIR 1 -1 -2 0 -3 Subjects with Baseline HBsAg >4 log Subjects with Baseline HBsAg <4 log HBV DNA p<0.001 Subjects with Baseline HBsAg >4 log Subjects with Baseline HBsAg <4 log 2 -2 -4 0 -6 HBV RNA p<0.007 HBsAg >4 log: 1 HBeAg –ve, 19 HBeAg +ve Log10 Decline HBV DNA Log10 Decline HBV RNA

9 • SPRING BANK PHARMACEUTICALS, INC. © 2018 SUMMARY OF ACHIEVE PHASE 2 DATA FROM COHORTS 1,2 and 3 ON HBsAg Only oral drug to demonstrate meaningful clinical effect on HBsAg Overall, 13 of 47 (28%) patients experienced a 0.5 log10 reduction on inarigivir alone or at 24 weeks after TDF switch Mean HBsAg reduction 0.8 log10 (range 0.5 – 1.4 log10) in 13 responder patients Effect on HBsAg seen at all doses in both monotherapy and after TDF switch HBsAg response seen in 7 HBeAg +ve and 6 HBeAg –ve patients across all genotypes

10 • SPRING BANK PHARMACEUTICALS, INC. © 2018 EFFECT OF ORAL APPROVED OR INVESTIGATIONAL HBV DRUGS ON HBsAg TLR-7 (Vesatolimod 4 mg) Week 12 mean reduction: 0.05 log10 No patient >0.5 log10 reduction No effect reported on HBsAg at week 4 TDF / TAF Week 48 mean reduction: HBeAg +ve 0.3 log10 HBeAg –ve 0.017 log10 <1% HBsAg loss cPAM/CAPSID Inarigivir Week 12 or 24 mean reduction: 0.8 log10 in responder population No other oral drug has shown this level of decline 13 of 47 (28%) patients achieved at least a 0.5 log reduction, superior to any other oral HBV drug in development

Vemlidy® monotherapy Inarigivir - 50 mg + Vemlidy® Inarigivir - 200 mg + Vemlidy® GLOBAL HBV CLINICAL COLLABORATION WITH GILEAD Inarigivir co-administered with Vemlidy® (tenofovir alafenamide) 25 mg in naïve patients Expanded Gilead Phase 2 HBV Study Vemlidy® 12 weeks 36 weeks Initiated by Gilead in 1Q 2018 (currently enrolling) Executed and funded by Gilead Inarigivir - 100 mg 12 weeks 11 • SPRING BANK PHARMACEUTICALS, INC. © 2018 Inarigivir monotherapy in virally suppressed patients - Patients will remain on current oral antiviral

INARIGIVIR DEVELOPMENT PLAN ACCOUNTS FOR **HBV HETEROGENEITY**

HBeAg - ve

- 70-80% of chronic HBV patients
- Dominant population in US & EU
- Older age group
- Lower viral burden

HBeAg + ve

- 20-30% of chronic HBV patients
- Younger population
- High viral burden

POTENTIAL MARKET ENTRY

~17 Million infected with HBV in US and EU

~12-15% Treatment rates **~10-12%**

NUC-Suppressed

▼

"Stop & Shock" Inarigivir monotherapy

OR

"Suppress & Shock" Inarigivir + existing OAV

POTENTIAL EXPANSION OPPORTUNITY

Naïve or new to treatment

Opportunity to **increase treatment rates** with improved functional cure

▼

SB 9225
(inarigivir + TDF)

SB 9225 + siRNA

or

SB 9225 + different MOA

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S 13 • SPRING BANK PHARMACEUTICALS, INC. © 2018 “SHOCK” inarigivir once daily for 12-24 weeks Virally suppressed patients stop NUC treatment 10-20% OF PATIENTS Host immune system detects and clears virus Experienced durable HBsAg loss up to 2 years after stopping treatment Inarigivir monotherapy anticipated to be studied in a Phase 2b/3 trial for its potential to improve current functional cure rate (10-20%) and reduce relapse rates following cessation of SOC therapies Virus begins to emerge in body “STOP & SHOCK” – INARIGIVIR MONOTHERAPY Clinical or virologic relapse Host immune system “shocked” by inarigivir to increase viral clearance 80-90% OF PATIENTS NUC treatment re-established Potential to accelerate time to cure and increase response rate

14 • SPRING BANK PHARMACEUTICALS, INC. © 2018 “SHOCK” inarigivir once daily for 12-24 weeks Durable HBsAg loss “SUPPRESS & SHOCK” ADDING INARIGIVIR IN VIRALLY SUPPRESSED PATIENTS Host immune system activated and clears virus Inarigivir immunomodulation anticipated to be studied in a Phase 2b/3 trial for its ability to promote HBsAg loss in NUC-suppressed patients “SUPPRESS” Patients on NUC treatment experience viral suppression Virally suppressed patients continue on NUC treatment

SB 9225 (inarigivir + TDF) Ph 2b/3 program in US, EU and ASIA (anticipated Q3 2019) Newly diagnosed chronic HBV patients SB 9225 once-daily vs. TDF alone 24 week duration of treatment Primary endpoints: HBV DNA & durable HBsAg loss SB 9225 + siRNA / other MOA – addressing HBsAg high viral burden population Ph 2 program (anticipated early 2019) 15 • SPRING BANK PHARMACEUTICALS, INC. © 2018 SB 9225 – FIXED-DOSE COMBINATION FOR NAÏVE HBV

16 • SPRING BANK PHARMACEUTICALS, INC. © 2018 Q1 Q2 Q3 Q1 Q2 Q3 2019 2018 2020 Ph 2 ACHIEVE final cohort: 200 mg monotherapy arm “Stop & Shock” inarigivir monotherapy Ph 2b/3 in low viral burden patients “Suppress & Shock” inarigivir monotherapy Ph 2b/3 in virally suppressed patients Ph 2 Gilead study: 50 mg inarigivir + Vemlidy® in naïve patients Ph 2 Gilead study: 200 mg inarigivir + Vemlidy® in naïve patients Ph 2 Gilead study: 100 mg inarigivir in virally suppressed patients Inarigivir or SB 9225 + siRNA Ph 2 in high viral burden patients SB 9225 Ph 2b/3 24 week study in treatment naïve, low viral burden patients

17 • SPRING BANK PHARMACEUTICALS INC. © 2018 Patient convenience and safety are critical to success in HBV Inarigivir is a once daily oral therapy with a demonstrated favorable safety profile in the clinic Dose dependent responses in Cohort 3 in the ongoing ACHIEVE Trial Maximum reduction in HBV DNA up to 2.76log10 and HBV RNA up to 5.0log10 28% responder rate for HBsAg decline across all three cohorts Continuing evidence of immune activation by inarigivir in HBV patients Experts agree that a functional cure to HBV will require immunomodulation Gilead has expanded the clinical collaboration with Spring Bank Accelerating our expansive clinical development program Inarigivir ACHIEVE Trial Results and HBV Clinical Program Update